SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 263-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

Item 1.01. Entry into a Material Definitive Agreement

2005 Incentive Payments to Named Executive Officers

On February 6, 2006, the Committee approved incentive payments under the 2005 Executive Incentive Plan and the formula described therein. The following table sets forth the 2005 incentive payments awarded to each of the executive officers of the Company:

Named Executive Officer	2005 Incentive Payment
Patrick J. Sullivan Chairman, Chief Executive Officer and President	$800,000
Daniel J. Levangie Executive Vice President, Commercial Operations	$450,000
Timothy M. Adams Vice President, Chief Financial Officer and Treasurer	$250,000
David P. Harding Senior Vice President, International	$200,000
James Linder, M.D. Senior Vice President, Chief Medical Officer	$225,000
John P. McDonough Senior Vice President, Development and Operations	$250,000
A. Suzanne Meszner-Eltrich Senior Vice President, General Counsel and Secretary	$225,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION

By:	/S/ PATRICK J. SULLIVAN
Patrick J. Sullivan Chairman, Chief Executive Officer, and President

Date: February 9, 2006